UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2022

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place
1100 N. Wood Dale Road
Wood Dale, Illinois	60191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 20, 2022, AAR Corp. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, 32,565,570 shares of common stock, par value $1.00 per share, or approximately 91.97% of the 35,405,484 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or represented by proxy.

Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, as such matters are more fully described in the Company’s proxy statement filed on August 9, 2022, and the final voting results on each such matter.

Proposal 1: Election of Directors.

The stockholders elected each of the Company’s three Class II director nominees for a three-year term expiring at the 2025 annual meeting, as reflected in the following voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
JOHN M. HOLMES	31,139,907	388,463	95,761	941,439
ELLEN M. LORD	30,566,960	963,932	93,239	941,439
MARC J. WALFISH	28,971,102	2,307,596	345,433	941,439

The continuing directors of the Company are Anthony K. Anderson, Michael R. Boyce, H. John Gilbertson, Jr., Robert F. Leduc, Duncan J. McNabb, Peter Pace, David P. Storch and Jennifer L. Vogel.

Proposal 2: Advisory Proposal to Approve our Fiscal 2022 Executive Compensation.

The stockholders did not approve the advisory proposal to approve our fiscal 2022 executive compensation, as reflected in the following voting results:

For	Against	Abstain	Broker Non-Votes
12,517,527	19,009,821	96,783	941,439

Proposal 3: Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending May 31, 2023.

The stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2023, as reflected in the following voting results:

For	Against	Abstain
31,609,593	858,207	97,770

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2022

AAR CORP.

By:	/s/ Jessica A. Garascia
Jessica A. Garascia
Vice President, General Counsel, Chief Administrative Officer and Secretary